FOURTH AMENDMENT TO CREDIT AGREEMENT


      THIS FOURTH AMENDMENT TO CREDIT AGREEMENT entered into as of July 14, 1999 by and among AJAY SPORTS, INC., a Delaware corporation, LEISURE LIFE, INC., a Tennessee corporation, PALM SPRINGS GOLF, INC., a Colorado corporation, AJAY LEISURE PRODUCTS, INC., a Delaware corporation, and PRESTIGE GOLF CORP., a Delaware corporation, (each individually referred to as "Borrower" and all collectively referred to as "Borrowers"), and WELLS FARGO CREDIT, INC., successor in interest to Wells Fargo Bank, National Association ("Bank").

                                    RECITALS

      Borrowers (other then Prestige Golf Corp.) and Bank are parties to that certain Credit Agreement dated as of June 30, 1998, as amended by three prior amendments ("Agreement"). Borrowers and Bank desire to revise the Agreement in the manner set forth herein.

      All capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to them in the Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Borrowers and Bank agree as follows:

     1. Additional Borrower. Prestige Golf Corp. is hereby made a party to the Agreement as a Borrower.

     2. Revised Definitions. The following defined terms are hereby amended in their entirety to read as follows:

            "A/R Advance Rates" means the following (or such other rates as Bank may designate from time to time in its sole discretion) with respect to the Eligible Accounts of each Borrower listed below: (i) 80% for Palm Springs Golf, Inc. and Prestige Golf Corp. and (ii) 85% for Leisure Life, Inc. and Ajay Leisure Products, Inc.

            "Borrower" means any one of Ajay Sports, Inc., Leisure Life, Inc., Palm Springs Golf, Inc., Ajay Leisure Products, Inc. and Prestige Golf Corp. and "Borrowers" shall refer collectively to all of them.

     3. Accommodation Fee. As consideration for Bank entering into this Fourth Amendment to Credit Agreement, Borrowers hereby agree to pay Bank an accommodation fee of $2,500 upon the execution of this Fourth Amendment.

     4. Effective Date. This Fourth Amendment shall be effective upon the execution of this Fourth Amendment by Borrowers and Bank, and the payment by Borrowers of the accommodation fee.
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     5.   Ratification.  Except as otherwise  provided in this Fourth Amendment, all of the provisions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect.

     6. One Agreement. The Agreement, as modified by the provisions of this Fourth Amendment, shall be construed as one agreement.

     7. Counterparts. This Fourth Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement.

     8.   Oregon Statutory Notice.

      UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY BANK AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE ENFORCEABLE.

      IN WITNESS WHEREOF, the parties have executed this Fourth Amendment to Credit Agreement as of the date first above written.

AJAY SPORTS, INC.                       LEISURE LIFE, INC.

By:______________________________       By:_________________________________
Title:___________________________       Title:______________________________

PALM SPRINGS GOLF, INC.                 AJAY LEISURE PRODUCTS, INC.

By:______________________________       By:_________________________________
Title:___________________________       Title:______________________________


PRESTIGE GOLF CORP.                     WELLS FARGO CREDIT, INC.

By:______________________________       By:_________________________________
Title:___________________________       Title:______________________________